Exhibit 32.1



       CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
           (UNITED STATES CODE, TITLE 18, CHAPTER 63, SECTION 1350)
                 ACCOMPANYING QUARTERLY REPORT ON FORM 10-Q OF
                CHARTERMAC FOR THE QUARTER ENDED MARCH 31, 2004


In connection with the Quarterly Report on Form 10-Q of CharterMac for the quarterly period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Stuart J. Boesky, as Chief Executive Officer of our Company, and Alan P. Hirmes, as Chief Financial Officer of our Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:


      (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and


      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of our Company.


               By: /s/Stuart J. Boesky            By: /s/ Alan P. Hirmes
                   -------------------                ------------------
                  Stuart J.Boesky                     Alan P. Hirmes
                  Chief Executive Officer             Chief Financial Officer
                  May 10, 2004                        May 10, 2004